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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 26, 2007
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     Twin Disc, Incorporated
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(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street Racine, Wisconsin 53403
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(Address of principal executive offices)

     Registrant's telephone number, including area code: (262)638-4000
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;Compensatory Arrangements of Certain Officers

     At its meeting on July 26, 2007, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the “Company”) (i) increased the base salaries, effective September 24, 2007, and (ii) approved the targets for fiscal 2008 bonuses, for the Company’s principal executive officer, principal financial officer, and certain of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K), as follows:

Name and Position	New Base Salary	Target Bonus as
		% of Base Salary

Michael E. Batten	$525,000	70%
Chairman, President
and Chief Executive Officer

Christopher J. Eperjesy	$275,000	50%
Vice President – Finance,
Chief Financial Officer and
Secretary

James E. Feiertag	$275,000	50%
Executive Vice President

John H. Batten	$255,000	50%
Executive Vice President

In each case, the target incentive bonus is based on the FY 2008 Corporate Incentive Plan, which the Committee adopted and approved on July 27, 2007. The Corporate Incentive Plan establishes the target bonuses for the named executive officers based on the following factors and relative weights for each factor: corporate economic profit (70%), reduction in cost of quality (15%) and sales growth (15%).

     At its meeting on July 26, 2007, the Compensation Committee also approved the award of Performance Stock Units to named executive officers of the Company under the Twin Disc, Incorporated, 2004 Stock Incentive Plan. A maximum total of 25,828 Performance Stock Units were awarded to the named executive officers effective July 26, 2007, subject to adjustment as described below. The Performance Stock Units will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2010. If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of Performance Stock Units. If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of Performance Stock Units. If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of Performance Stock Units. No Performance Stock Units will be earned for performance below the 3-year cumulative economic profit threshold and no additional Performance Stock Units will be earned for performance exceeding the 3-year cumulative economic profit maximum. In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of Performance Stock Units awarded shall be determined by interpolation. A copy of the form of the Performance Stock Unit Award agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     On July 26, 2007, the Compensation Committee also issued performance stock awards to named executive officers of the Company under the 2004 Stock Incentive Plan. A maximum total of 12,612 performance shares were awarded to the named executive officers effective July 26, 2007, subject to adjustment as described below. The performance shares will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2010. If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance shares. If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance shares. If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance shares. No performance shares will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance shares will be earned for performance exceeding the 3-year cumulative economic profit maximum. In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance shares awarded shall be determined by interpolation. A copy of the form of the Performance Stock Award agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

     On July 26, 2007, the Compensation Committee also approved amendments to the Change in Control Severance Agreements that it previously entered into with the executive officers of the Company. All of the agreements were amended to comply with final regulations under section 409A of the Internal Revenue Code. In addition, the Change in Control Severance Agreement with Mr. Michael E. Batten was amended to eliminate the phase-out of the severance benefit beyond normal retirement age. The agreements with Messrs. Eperjesy, Feiertag and John Batten were amended to increase severance payment from 1.5 times base salary and bonus to 2.0 times base salary and bonus. The form of the new Change in Control Severance Agreements entered into with Mr. Michael E. Batten is attached hereto as Exhibit 10.3. The form of the new Change in Control Severance Agreement entered into with Messrs. Eperjesy, Feiertag and John Batten is attached hereto as Exhibit 10.4. The form of the new Change in Control Severance Agreement entered into with the remaining executive officers of the Company is attached hereto as Exhibit 10.5.

     At its meeting on July 26, 2007, the Company’s Board of Directors also approved increases to the annual director retainer fees from $18,000 to $25,000, effective November 1, 2007. Annual director fees for committee chairpersons were increased from $3,000 to $5,000.

FORWARD LOOKING STATEMENTS

     The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,”

“anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item	9.01	Financial Statements and Exhibits
(c)	Exhibits.

EXHIBIT NUMBER     DESCRIPTION

10.1  Form of Performance Stock Unit Award Agreement for performance stock units awarded by the Compensation Committee on July 26, 2007

10.2  Form of Performance Stock Award Agreement for performance shares awarded by Compensation Committee on July 26, 2007

10.3  Form of Change in Control Severance Agreement between the Company and Mr. Michael E. Batten

10.4  Form of Change in Control Severance Agreement between the Company and Messrs. Eperjesy, Feiertag and John Batten

10.5  Form of Change in Control Severance Agreement between the Company and other executive officers

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SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 1, 2007                                                    Twin Disc, Inc.

                                                                        /s/ CHRISTOPHER J. EPERJESY
                                                                        Christopher J. Eperjesy
                                                                        Vice President - Finance, Treasurer,
                                                                        Chief Financial Officer